UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2015

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15491 (Commission File Number)	57-0923789 (IRS Employer Identification No.)

2835 KEMET Way, Simpsonville, SC (Address of principal executive offices)	29681 (Zip Code)

Registrant’s telephone number, including area code: (864) 963-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

Per—Olof Loof, Chief Executive Officer, and William M. Lowe, Jr., Executive Vice President and Chief Financial Officer, of KEMET Corporation (the “Company”), are scheduled to provide certain investor information, including investor presentations commencing on Tuesday, September 29, 2015 in Scottsdale, Arizona at 4:55 pm pacific daylight time (7:55 pm EDT). The slide package prepared by the Company for use in connection with these presentations is furnished herewith as Exhibit 99.1. All of the information in the attached presentation is presented as of September 29, 2015, and the Company does not assume any obligation to update such information in the future.

The information included in this Form 8-K, as well as the exhibit referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a.)                              Not Applicable

(b.)                              Not Applicable

(c.)                               Not Applicable

(d.)                              Exhibits

Exhibit No.	Description of Exhibit

99.1	Slide package prepared for use by Messrs. Loof and Lowe in connection with investor presentations commencing on Tuesday, September 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2015

KEMET CORPORATION

	By:	/s/ William M. Lowe, Jr.
William M. Lowe, Jr.
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Slide package prepared for use by Messrs. Loof and Lowe in connection with investor presentations commencing on Tuesday September 29, 2015.